Goodwill and intangible assets, net - Summary of Estimated Future Amortization Expense of Intangible Assets with Definite Lives (Detail) $ in Thousands	Dec. 31, 2017 USD ($)
Goodwill and Intangible Assets Disclosure [Abstract]
2018	$ 5,986
2019	5,986
2020	5,986
2021	717
2022 and beyond	2,867
Total	$ 21,542